Virtus Intermediate Tax-Exempt Bond Fund,

a Series of Virtus Insight Trust

Supplement dated June 22, 2011 to the Prospectus

and Statement of Additional Information,

each dated May 1, 2011, as supplemented

IMPORTANT NOTICE TO INVESTORS OF

VIRTUS INTERMEDIATE TAX-EXEMPT BOND FUND

The Board of Trustees of the Virtus Insight Trust (the “Board”), on behalf of the Virtus Intermediate Tax-Exempt Bond Fund, has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) relating to the proposed combination of the Virtus Intermediate Tax-Exempt Bond Fund, a series of the Virtus Insight Trust, with and into the Virtus Tax-Exempt Bond Fund, also a series of the Virtus Insight Trust.

Merging Fund	Surviving Fund
Virtus Intermediate Tax-Exempt Bond Fund	Virtus Tax-Exempt Bond Fund

Pursuant to the Agreement, the Virtus Intermediate Tax-Exempt Bond Fund will transfer all or substantially all of its assets to the Virtus Tax-Exempt Bond Fund in exchange for shares of the Virtus Tax-Exempt Bond Fund and the assumption by the Virtus Tax-Exempt Bond Fund of all liabilities of the Virtus Intermediate Tax-Exempt Bond Fund. Following the exchange, the Virtus Intermediate Tax-Exempt Bond Fund will distribute the shares of the Virtus Tax-Exempt Bond Fund to its shareholders pro rata, in liquidation of the Virtus Intermediate Tax-Exempt Bond Fund.

The effectiveness of these transactions is subject to the satisfaction of a number of conditions, including approval by shareholders of the Virtus Intermediate Tax-Exempt Bond Fund. It is currently anticipated that these matters will be submitted for shareholder approval during the third quarter of 2011. Additional information about the reorganization, as well as information about the Virtus Tax-Exempt Bond Fund, will be distributed to shareholders of the Virtus Intermediate Tax-Exempt Bond Fund in the form of a Prospectus/Proxy Statement.

Investors should retain this supplement with the Prospectus and Statement of

Additional Information for future reference.

VIT 8003/ITEBF Merger (6/11)